UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event      December 12, 2008 (December 9, 2008)
reported)                                   ------------------------------------


                               L.B. Foster Company
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Pennsylvania                  000-10436                   25-1324733
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission               (I.R.S. Employer
    of incorporation)               File Number)             Identification No.)


    415 Holiday Drive, Pittsburgh, Pennsylvania                      15220
--------------------------------------------------------------------------------
     (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code     412-928-3417
                                                       -------------------------

                                      None
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02


On December 9, 2008, Registrant's Board of Director's, upon the prior recommendation of the Board's Compensation Committee, adopted the L.B. Foster Company Key Employee Separation Plan (the "Plan"), which is attached hereto and incorporated herein.

The Company has selected its officers as "Participants" in the plan. The current Participants include Stan L. Hasselbusch (Chief Executive Officer and President), David J. Russo (Sr. Vice President and Chief Financial Officer), Donald L. Foster (Sr. Vice President-Construction Products), John F. Kasel (Sr. Vice President-Operations), Samuel K. Fisher (Sr. Vice President-Rail Product) and the Company's other seven elected officers.

In the event a Participant's employment terminates, (subject to certain exceptions) due to a "Change in Control" of Registrant, each Participant is to receive the Participant's base salary plus the average of Participant's, annual cash bonuses paid or due and payable over the prior three calendar years multiplied by a "Benefit Factor". The Participants' Benefit Factors are:

                                                                Benefit Factor
       Chief Executive Officer and Sr. Vice Presidents                 2
       Vice President; Controller                                      1

Each Participant also shall be paid all amounts otherwise owed to the Participant, and $15,000 for outplacement services. Medical, dental and vision insurance shall be maintained for specified durations. A participant shall not be entitled to these payments and benefits under the Plan unless both (i) a "Change in Control"(1) has occurred; and (ii) the Participant's employment has been terminated (involuntarily or for "good reason(2)", but not for "cause(3)"). Certain equity also may become vested upon the occurrence of a "Change in Control" in accordance with the provisions of the respective equity plans.

All payments generally are to be made within 60 days after the Participant's employment is terminated in connection with a "Change in Control". Any payment to a Participant that would constitute an "excess parachute payment" within the meaning of 280G of the Internal Revenue Code of 1986, as amended, shall cause the payments to a Participant to be reduced to an amount, expressed in present value, which maximizes the aggregate present value of the payments, without causing any payment to be subject to the limitation of deduction under Section 280G.

The Plan may be amended or terminated by the Compensation Committee of the Board of Directors, or any successor Committee.


_________________________________________
(1) "Change in Control" shall mean the first to occur, of any of the following: any merger, consolidation or business combination in which the stockholders of the Registrant immediately prior to the merger, consolidation or business combination do not own at least a majority of the outstanding equity interests of the surviving parent entity; the sale of all or substantially all of the Registrant's assets in a single transaction or a series of related transactions; the acquisition of beneficial ownership or control (including, without limitation, power to vote) of a majority of the outstanding common stock of the Registrant by any person or entity (including a "group" as defined by or under Section 13(d)(3) of the Securities Exchange Act, but excluding the Registrant, any trustee or other fiduciary holding securities under an employee benefit plan of the Registrant, and any corporation owned, directly or indirectly, by the stockholders of the Registrant in substantially the same proportions as their ownership of shares); a contested election of directors, as a result of which or in connection with which the persons who were directors of the Registrant before such election or their nominees cease to constitute a majority of Registrant's Board. Upon the occurrence of a Change in Control, no subsequent event or condition shall constitute a Change in Control for purposes of the Plan with the result that there can be no more than one Change in Control hereunder.

(2) "Good Reason" shall mean the Participant's Separation from Service by the Participant as a result of the occurrence, without the Participant's written consent, of one of the following events: (i) A material reduction in the
Participant's annual Base Pay (unless such reduction relates to an across-the-board reduction similarly affecting Participant and all or substantially all other executives of the Registrant and its Affiliates); (ii) The Registrant makes or causes to be made a material adverse change in the Participant's position, authority, duties or responsibilities which results in a significant diminution in the Participant's position, authority, duties or responsibilities, excluding any change made in connection with (A) a reassignment to a new job position, or (B) a termination of Participant's employment with the Registrant for disability, cause, death, or temporarily as a result of Participant's incapacity or other absence for an extended period; (iv) A relocation of the Registrant's principal place of business, or of Participant's own office as assigned to Participant by the Registrant to a location that increases Participant's normal work commute by more than 50 miles; or (v) Any other action by the Registrant that constitutes a material breach of the employment agreement, if any, under which Participant's services are to be performed. In order for Participant to terminate for good reason, (A) the Registrant must be notified by Participant in writing within 90 days of the event constituting Good Reason, (B) the event must remain uncorrected by the Registrant for 30 days following such notice (the "Notice Period"), and (C) such termination must occur within 60 days after the expiration of the Notice Period.

(3) "Cause" shall mean that by majority vote, the Board has determined in good faith that any of the following has occurred: Participant's conduct, by act or omission, constitutes gross negligence or willful misconduct in the performance of the duties and services required of Participant; Participant has been convicted of, or has entered a plea of guilty or nolo contendere to a felony, or Participant has engaged in fraudulent or criminal activity relating to the scope of Participant's employment (whether or not prosecuted), Participant's conduct, by act or omission, constitutes a material violation of the Registrant's Legal and Ethical Conduct Policy Guide, as amended from time to time; Participant's conduct, by act or omission, constitutes a continuing or repeated failure to perform the duties as requested in writing by the Participant's supervisor(s) or the Board after Participant has been afforded a reasonable opportunity (not to exceed 30 days) to cure such breach; Participant has committed a felony or lesser crime involving moral turpitude; or Participant's conduct constitutes a foreseeable risk that the Registrant and/or its affiliates may be brought into public disgrace or disrepute in any material respect.

Item 9.01         Exhibits



10.61                 Key Employee Separation Plan, effective December 9, 2008.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           L.B. FOSTER COMPANY
                                           -------------------
                                           (Registrant)


Date:  December 12, 2008
                                           /s/ David J. Russo
                                           ------------------
                                           David J. Russo
                                           Senior Vice President
                                           Chief Financial Officer and Treasurer

Exhibit Index
-------------



Exhibit Number                              Description
--------------                              -----------


10.61                 Key Employee Separation Plan, effective December 9, 2008.